UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 14, 2012

Date of report (Date of earliest event reported)

US AIRWAYS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8444	54-1194634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

(480) 693-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

US AIRWAYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8442	53-0218143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona		85281
(Address of Principal Executive Offices)		(Zip Code)

(480) 693-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 14, 2012, the Board of Directors of US Airways Group, Inc. (the “Company”) approved a new Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all directors, officers and employees of the Company and its wholly owned subsidiaries. The new Code of Ethics supersedes the Company’s prior Code of Business Conduct and Ethics and covers topics such as compliance with laws, confidentiality, fair dealing, use of Company property, conflicts of interest, accuracy of financial reporting, outside employment, fundraising, human rights matters and political contributions, among others. The foregoing description of the Code of Ethics is subject to and qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05. The Code of Ethics will be posted as soon as practicable on the Company’s website at www.usairways.com.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders of the Company voted on the following proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2012 (the “Proxy Statement”):

Proposal 1:     Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Matthew J. Hart	108,408,347	1,994,190	92,283	33,875,875
Richard C. Kraemer	107,996,408	2,406,250	92,162	33,875,875
Cheryl G. Krongard	107,936,607	2,466,299	91,914	33,875,875

Proposal 2:     Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Broker Non-Votes
143,198,747	1,054,735	117,213	0

Proposal 3:     Advisory Vote Relating to Executive Compensation.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
89,968,375	19,895,878	630,567	33,875,875

Proposal 4:     Stockholder Proposal Relating to Cumulative Voting.

The stockholder proposal relating to cumulative voting was not submitted to a vote at the Annual Meeting, because the proponent failed to properly present the proposal personally or through a qualified representative at the Annual Meeting. If the proposal had been properly presented, the proposal would have received the following votes:

For	Against	Abstain	Broker Non-Votes
30,223,314	80,148,550	122,956	33,875,875

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics of US Airways Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Date: June 20, 2012	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Date: June 20, 2012	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs

EXHIBIT INDEX

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics of US Airways Group, Inc.